UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2017

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

tem 5.04.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 23, 2017, Archer-Daniels-Midland Company (the “Company”) notified participants in the ADM 401(k) and Employee Stock Ownership Plan for Salaried Employees and the ADM 401(k) and Employee Stock Ownership Plan for Hourly Employees (the “Plans”) of an upcoming blackout period (the “Blackout Period”) pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Securities Act of 1974, as amended. The Blackout Period is required due to the transition of the Plans to a new administrator. The Blackout Period will begin at 3:00 p.m., Eastern Daylight Time, on September 25, 2017, and is expected to end during the week of October 8, 2017, although it is possible that the blackout period will end prior to the week of October 8, 2017. During the Blackout Period, Plan participants will be unable to change contribution percentages, direct or diversify investments in their respective individual accounts, obtain a loan from either Plan, process a loan payoff, submit withdrawal requests, obtain a distribution from either Plan, or change an ESOP dividend election.

On August 29, 2017, the Company sent a notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended (the “BTR Notice”). The BTR Notice informed the Company’s directors and executive officers of the Blackout Period and of the common stock trading restrictions (including with respect to derivatives) that apply to them during the Blackout Period.

A copy of the BTR Notice is attached as Exhibit 99.1 and is incorporated by reference herein. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period by contacting the Company’s Investor Relations department at 312-634-8100.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

99.1	Notice of Blackout Period dated August 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: August 29, 2017	By	/s/ D. Cameron Findlay
D. Cameron Findlay Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description	Method of filing

99.1	Notice of Blackout Period dated August 29, 2017	Filed electronically